Exhibit 99.1

SWISHER ANNOUNCES RESULTS OF ANNUAL MEETING

Proposed Sale to Ecolab Inc. Approved

CHARLOTTE, NC – October 15, 2015 – Swisher Hygiene Inc. (“Swisher”) (NASDAQ: SWSH), a leading service provider of essential hygiene and sanitizing solutions, announced that at its 2015 Annual Meeting of Stockholders held today (the “Annual Meeting”), stockholders representing 57.9% of Swisher’s outstanding shares approved the proposed sale of all of the assets primarily used in Swisher’s chemical service, wholesale and hygiene businesses (in each case outside of Canada) to Ecolab.  The sale transaction is scheduled to close on November 2, 2015.

In addition, at the Annual Meeting the proposed Plan of Dissolution was approved by stockholders representing 56.9% of Swisher’s outstanding shares.  The Plan of Dissolution provides Swisher’s Board of Directors discretion to determine, within twelve months of such approval, when and whether to proceed with the Plan of Dissolution.  The stockholders also approved the ratification of Grant Thornton LLP as Swisher’s independent registered public accountant and approved the election of Richard L. Handley, Joseph Burke, William M. Pierce, William D. Pruitt and David Prussky to the Swisher Board of Directors.  The final voting results of the Annual Meeting will be made available publicly in a Form 8-K to be filed with the Securities and Exchange Commission later today.

An audio replay of the Annual Meeting is available on the Investors section of Swisher’s website at http://www.swsh.com.

About Swisher Hygiene Inc.

Swisher Hygiene Inc. is a NASDAQ listed service company delivering essential hygiene and sanitizing solutions to customers in a wide range of end-markets, with a particular emphasis on the foodservice, hospitality, retail and healthcare industries.  These solutions are typically delivered by employees on a regularly scheduled basis and involve providing Swisher’s customers with consumable products such as detergents, cleaning chemicals, soap and hand sanitizers, paper and specialty products.  Most of these offerings are coupled with the rental and servicing of dish machines, dispensing equipment and additional services such as the cleaning of restrooms and other facilities.  EPA-registered disinfectants that meet the Centers for Disease Control and Prevention’s guidelines are also offered to assist customers with their need to disinfect environmental surfaces that may harbor specific viruses. Swisher is committed to service excellence, as what Swisher does matters to thousands of customers on a daily basis, helping to create the cleanest and healthiest environments.

Cautionary Statement on Forward-Looking Information

All statements other than statements of historical fact contained in this press release constitute “forward-looking information” or “forward-looking statements” within the meaning of the U.S. federal securities laws and the Securities Act (Ontario) and are based on the expectations, estimates and projections of management as of the date of this press release unless otherwise stated. All statements other than historical facts are, or may be, deemed to be forward looking statements. The words “plans,” “expects,” “is expected,” “scheduled,” “estimates,” or “believes,” or similar words or variations of such words and phrases or statements that certain actions, events or results “may,” “could,” “would,” “might,” or “will be taken,” “occur,” and similar expressions identify forward-looking statements.

Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by Swisher as of the date of such statements, are inherently subject to significant business, economic and competitive uncertainties and contingencies.  All of these assumptions have been derived from information currently available to Swisher including information obtained by Swisher from third-party sources. These assumptions may prove to be incorrect in whole or in part.  All of the forward-looking statements made in this press release are qualified by the above cautionary statements and those made in the “Risk Factors” section of Swisher’s Proxy Statement relating to the Annual Meeting and Swisher’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the Securities and Exchange Commission, available on www.sec.gov, and with Canadian securities regulators available on Swisher’s SEDAR profile at www.sedar.com, and Swisher’s other filings with the Securities and Exchange Commission and with Canadian securities regulators available on Swisher’s SEDAR profile at www.sedar.com. The forward-looking information set forth in this press release is subject to various assumptions, risks, uncertainties and other factors that are difficult to predict and which could cause actual results to differ materially from those expressed or implied in the forward-looking information. Swisher disclaims any intention or obligation to update or revise any forward-looking statements to reflect subsequent events and circumstances, except to the extent required by applicable law.

For Further Information, Please Contact:

Swisher Hygiene Inc.

Investor Contact:
Amy Simpson
Phone: (704) 602-7116